THIS WARRANT AND THE SHARES OF COMMON STOCK PURCHASABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED,
OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS RELATING TO SUCH SECURITIES OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO BOUNDLESS CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.


                       Right to Purchase 50,000 Shares of
                 Common Stock of Boundless Corporation (subject
                       to adjustment as provided herein).


                          COMMON STOCK PURCHASE WARRANT

                                                                  April 14, 1999

         Boundless Corporation, a corporation organized under the laws of the State of Delaware (the "Company"), hereby certifies that, for value received, The Chase Manhattan Bank or registered assigns (the "Holder"), is entitled, subject to the terms set forth below, to purchase from the Company at any time or from time to time before 5:00 p.m., New York time, on April 14, 2004 (the "Expiration Date"), up to 50,000 fully paid and nonassessable shares of Warrant Stock (as hereinafter defined), $.01 par value per share, of the Company, at a purchase price determined as follows: (a) $4.50 per share, for up to 35,000 shares and (b) $7.00 per share, for up to an additional 15,000 shares (such purchase price per share as adjusted from time to time as herein provided is referred to herein as the "Purchase Price"). The number and character of such shares of Warrant Stock and the Purchase Price are subject to adjustment as provided herein.

         As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

         (a) The term  "Company"  shall include  Boundless  Corporation  and any
corporation   which  shall  succeed  or  assume  the  obligations  of  Boundless
Corporation hereunder.

         (b) The term "Common Stock" includes (i) the Company's Common Stock, $.01 par value per share, as authorized on the date of the Agreement, and (ii) any other securities into which or for which any of the securities described in
(i) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

         (c) The term "Other Securities" refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the Holder at any time shall be entitled to receive, or shall have received, on the exercise of the Warrant, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 5 or otherwise.

         (d) The term "Warrant Stock" means the shares of Common Stock and Other Securities owned or to be owned upon exercise of this Warrant and all other warrants in substantially the same form as this Warrant issued to The Chase Manhattan Bank (successor by merger to The Chase Manhattan Bank, N.A.) in March 1998 or thereafter to its Transferees.

         1.       Exercise of Warrant.

                  1.1 Number of Shares Issuable upon Exercise. The Holder shall be entitled to receive, upon exercise of this Warrant in whole in accordance with the terms of subsection 1.2 or upon exercise of this Warrant in part in accordance with subsection 1.3, shares of Warrant Stock, subject to adjustment pursuant to Section 5.

                  1.2 Full Exercise. This Warrant may be exercised in full by the Holder by surrender of this Warrant, with the form of subscription attached as Exhibit A hereto (the Subscription Form") duly executed by the Holder, to the Company at its principal office or at the office of its Warrant agent (as provided in Section 11), accompanied by payment either (a) in cash or by certified or official bank check payable to the order of the Company, in the amount obtained by multiplying the number of shares of Warrant Stock for which this Warrant is then exercisable by the Purchase Price then in effect or, (b) the surrender to the Company of securities of the Company having an aggregate Fair Market Value equal to the aggregate Purchase Price of the shares of Warrant Stock being purchased upon such exercise; provided, however, that in lieu of the method of payment under clauses (a) or (b) of this Section 1.2, the Holder may make payment by allowing the Company to deduct from the number of shares of Warrant Stock deliverable upon such exercise of this Warrant a number of shares which has an aggregate Fair Market Value determined as of the date of such exercise of this Warrant equal to the aggregate Purchase Price for all shares as to which this Warrant is then being exercised.

                  1.3 Partial Exercise. This Warrant may be exercised in part (but not for a fractional share) by surrender of this Warrant in the manner and at the place provided in subsection 1.2 except that the amount payable by the Holder on such partial exercise shall be the amount obtained by multiplying (a) the number of shares of Warrant Stock designated by the Holder in the Subscription Form by (b) the Purchase Price then in effect. The method of payment shall be as permitted by Section 1.2. On any such partial exercise, the Company, at its expense, will forthwith issue and deliver to, or upon the order of, the Holder a new Warrant of like tenor, in the name of the Holder hereof or as the Holder (upon payment by such Holder of any applicable transfer taxes), may request, subject to compliance with applicable securities laws, the number of shares of Warrant Stock for which such Warrant may still be exercised.

                  1.4 Fair Market Value. Fair Market Value of a share of Warrant Stock as of a particular date (the "Determination Date") shall mean:

                           (a) If the Warrant Stock is traded on an exchange or is quoted on the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") National Market System, then the the average of the closing or last sale price, respectively, reported for the five business days immediately preceding the Determination Date.

                           (b) If the Warrant Stock is not traded on an exchange or on the NASDAQ National Market System but is traded in the over-the-counter market or other similar organization (including the Bulletin Board), then the average of the closing bid and asked prices reported for the five business days immediately preceding the Determination Date.

                           (c) If the Warrant Stock is not traded as provided above, then the price determined in good faith by the Board of Directors of the Company, provided that (1) the basis or bases of each such determination shall be set forth in the corporate records of the Company pertaining to meetings and other actions of such board, and (2) such records are available to the Holder for inspection during normal business hours of the Company upon the giving of reasonable prior notice.

                           (d) If the Determination Date is the date of a liquidation, dissolution or winding up, or any event deemed to be a liquidation, dissolution or winding up pursuant to the Company's charter, then all amounts to be payable per share to Holders of the securities then comprising Warrant Stock pursuant to the charter in the event of such liquidation, dissolution or winding up, plus all other amounts to be payable per share in respect of the Warrant Stock in liquidation under the charter, assuming for the purposes of this clause
         (d) that all of the shares of Warrant Stock then issuable upon exercise of all of the Warrants are outstanding at the Determination Date.

                  1.5 Company Acknowledgement. The Company will, at the time of the exercise of this Warrant, upon the request of the Holder acknowledge in writing its continuing obligation to afford to the Holder any rights to which the Holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant. If the Holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to the Holder any such rights.

                  1.6 Trustee for Warrant Holders. In the event that a bank or trust company shall have been appointed as trustee for the Holder pursuant to subsection 4.2, such bank or trust company shall have all the powers and duties of a warrant agent appointed pursuant to Section 11 and shall accept, in its own name for the account of the Company or such successor person as may be entitled thereto, all amounts otherwise payable to the Company or such successor, as the case may be, on exercise of this Warrant pursuant to this Section 1.

         2. Delivery of Stock Certificates, etc. on Exercise. The Company agrees that the shares of Warrant Stock purchased upon exercise of this Warrant shall be deemed to be issued to the Holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares as aforesaid. As soon as practicable after the exercise of this Warrant in full or in part, and in any event within 10 days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Holder, or as the Holder (upon payment by such Holder of any applicable transfer taxes) may direct, subject to compliance with applicable securities laws, a certificate or certificates for the number of duly and validly issued, fully paid and nonassessable shares of Warrant Stock to which the Holder shall be entitled on such exercise, plus, in lieu of any factional share to which the Holder would otherwise be entitled, cash equal to such fraction multiplied by the then Fair Market Value of one full share, together with any other stock or other securities and property (including cash, where applicable) to which the Holder is entitled upon such exercise pursuant to
Section 1 or otherwise.

         3. Adjustment for Dividends in Other Stock, Property, Reclassification, etc. In case at any time or from time to time, the Holders of securities then comprising Warrant Stock shall have received, or (on or after the record date fixed for the determination of shareholders eligible to receive) shall have become entitled to receive, without payment therefor,

                           (a) other or additional stock or other securities or property (other than cash) by way of dividend, or

                           (b) any cash (excluding cash dividends payable solely out of earnings or earned surplus of the Company), or

                           (c) other or additional stock or other securities or property (including cash) by way of spin-off, split-up, reclassification, recapitalization, combination of shares or similar corporate rearrangement other than additional shares of Warrant Stock issued as a stock dividend or in a stock split (adjustments in respect of which are provided for in Section 5), then and in each such case the  Holder,  on the  exercise  hereof as provided in
Section 1, shall be entitled to receive the amount of stock and other securities and property (including cash in the cases referred to in subdivisions (b) and (c) of this Section 3) which the Holder would hold on the date of such exercise if on the date hereof the Holder had been the holder of record of the number of shares of Warrant Stock called for on the face of this Warrant and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and all such other or additional stock and other securities and property (including cash in the cases referred to in subdivisions (b) and (c) of this Section 3) receivable by the Holder as aforesaid during such period, giving effect to all adjustments called for during such period by Section 4 and 5.

         4.       Adjustment for Reorganization, Consolidation, Merger, etc.

                  4.1 Reorganization, Consolidation, Merger etc. In case at any time or from time to time, the Company shall (a) effect a reorganization, (b) consolidate with or merge into any other person, or (c) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company, then, in each such case, as a condition to the consummation of such a transaction, proper and adequate provision shall be made by the Company whereby the Holder, on the exercise hereof as provided in Section 1 at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, as the case may be, shall receive, in lieu of the Warrant Stock issuable on such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which the Holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if the Holder had so exercised this Warrant, immediately prior thereto, all subject to further adjustment thereafter as provided in Sections 3 and 5.

                  4.2 Dissolution. In the event of any dissolution of the Company following the transfer of all or substantially all of its properties or assets in a transaction contemplated by Section 4.1(c), the Company, simultaneously with such dissolution, shall distribute or cause to be distributed to the Holder the stock and other securities and property (including cash, were applicable) which would be receivable by the Holder if the Holder had exercised its Warrant in full immediately prior to such dissolution, less an amount of stock, other securities, property and cash with a value equal to the Purchase Price.

                  4.3 Continuation of Terms. Upon any reorganization, consolidation, merger or transfer referred to in this Section 4, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation or merger, as the case may be, and shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Warrant as provided in Section 6.

         5. Extraordinary Events Regarding Warrant Stock. In the event that the Company shall (a) issue additional shares of the Warrant Stock as a dividend or other distribution on outstanding Warrant Stock, (b) subdivide its outstanding shares of Warrant Stock, or (c) combine its outstanding shares of the Warrant Stock into a smaller number of shares of the Warrant Stock, then, in each such event, the Purchase Price shall, simultaneously with the happening of such event, be adjusted by multiplying the then Purchase Price by a fraction, the numerator of which shall be the number of shares of Warrant Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Warrant Stock outstanding immediately after such event, and the product so obtained shall thereafter be the Purchase Price then in effect. The Purchase Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein in this Section 5. The number of shares of Warrant Stock that the Holder shall thereafter, on the exercise hereof as provided in Section 1, be entitled to receive shall be increased to a number determined by multiplying the number of shares of Warrant Stock that would otherwise (but for the provisions of this Section 5) be issuable on such exercise by a fraction of which (a) the numerator is the Purchase Price that would otherwise (but for the provisions of this Section 5) be in effect, and (b) the denominator is the Purchase Price in effect on the date of such exercise.

         6. Chief Financial Officer's Certificate as to Adjustments. In each case of any adjustment or readjustment in the shares of Warrant Stock issuable on the exercise of the Warrants, the Company at its expense will promptly cause its Chief Financial Officer to compute such adjustment or readjustment in accordance with the terms of the Warrant and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or receivable by the Company for any additional shares of Warrant Stock issued or sold or deemed to have been issued or sold, (b) the number of shares of Warrant Stock outstanding or deemed to be outstanding, and
(c) the Purchase Price and the number of shares of Warrant Stock to be received upon exercise of this Warrant, in effect immediately prior to such adjustment or readjustment and as adjusted or readjusted as provided in this Warrant. The Company will forthwith mail a copy of each such certificate to the Holder and any Warrant agent of the Company (appointed pursuant to Section 11 hereof),

         7. Reservation of Stock, Issuable on Exercise of Warrant. The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of this Warrant, all shares of Warrant Stock from time to time issuable on the exercise of this Warrant.

         8. Assignment, Exchange of Warrant. Subject to compliance with applicable Securities laws, this Warrant, and the rights evidenced hereby, may be transferred by the Holder (the "Transferor") with respect to any or all of the shares of Warrant Stock underlying this Warrant. On the surrender for exchange of this Warrant, with the Transferor's endorsement in the form of Exhibit B attached hereto (the "Transferor Endorsement Form") to the Company, the Company at its expense but with payment by the Transferor of any applicable transfer taxes will issue and deliver to or on the order of the Transferor thereof a new Warrant or Warrants of like tenor, in the name of the Transferor and/or the transferee(s) specified in such Transferor Endorsement Form (each a "Transferee"), calling in the aggregate on the face or faces thereof for the number of shares of Warrant Stock called for on the face or faces of the Warrant so surrendered by the Transferor. Each Transferee shall be entitled (pro rata according to the number of shares of Warrant Stock issuable under the Transferee's new Warrant) to those benefits accruing to the Transferor under this Warrant prior to the date of issue of such new Warrant or Warrants.

         9.       Registration Rights: Procedure; Indemnification.

                  9.1      Registration Rights.

                           (a) On one occasion, on and after the time that this Warrant first becomes exercisable but not later than the third anniversary date of this Warrant, the Company, upon a written request therefor from any registered holder or holders of more than 50% of the total number of shares of Warrant Stock shall prepare and file a registration statement with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), covering the Warrant Stock that is the subject of such request to the extent required to permit the sale or other disposition of the Warrant Stock so registered by the holders thereof (collectively, the "Seller"). The underwriter, if any, of an offering registered pursuant to this Subsection 9.1(a) shall be selected by the holders or persons entitled to be holders of at least a majority of the Warrant Stock for which registration has been requested and shall be reasonably acceptable to the Company. In the event the Warrant Stock is included in a registration statement that includes securities to be sold for the account of the Company, such written request for registration shall be deemed to have been given pursuant to Subsection 9.1(b), rather than this Subsection 9.1(a), and the rights of the holders of Warrant Stock covered by such written request shall be governed by Subsection 9.1(b). In the event that the Company has granted or hereafter grants to other holders of its securities the right to participate in any registration requested by the holders of the Warrant Stock pursuant to this Section 9.1(a), and the underwriters, if any, of any such registered offering are of the opinion that the inclusion of all shares requested to be included in such registration would adversely affect the marketing of such shares, then, the number of shares included in such offering shall be determined on pro rata basis according to the total number of shares requested to be included by each requesting party. However, if any registration demanded under this Section 9.1(a) results in the registration of less than 75% of the shares of Warrant Stock for which registration was requested pursuant hereto, then the holders of the Warrant and the Warrant Stock shall be deemed not to have utilized their one-time right to demand such registration.

                           (b) On one occasion, on and after the time that this Warrant first becomes exercisable, if the Company at any time proposes to register any of its securities under the Securities Act for sale to the public, whether for its own account or for the account of other security Holders or both (except with respect to registration statements on Forms S-4, S-8 or another form not available for registering the Warrant Stock that may be acquired upon exercise of this Warrant for sale to the public), each such time it will give at least 45 days' prior written notice to the Holder of its intention so to do. Upon the written request of the Holder, received by the Company within 30 days after the giving of any such notice by the Company, to register any of the Warrant Stock owned or to be owned by the Holder pursuant to the exercise of this Warrant, the Company will cause such Warrant Stock as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent required to permit the sale or other disposition of the Warrant Stock so registered by the Seller. In the event that any registration pursuant to this Section 9 shall be, in whole or in part, an underwritten public offering of Warrant Stock, the number of shares of Warrant Stock to be included in such an underwriting may be reduced by the Company and the managing underwriter if and to the extent that the Company and the underwriter shall be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Company therein; provided, however, that the Company shall notify the Seller in writing of any such reduction. In the event that the underwriters notify the Company that inclusion of shares of Warrant Stock would adversely affect the marketing of the securities to be sold by the Company, and, as a result of such determination, the holders of the Warrants or shares of Warrant Stock are unable to include at least 75% of the shares for which registration was requested pursuant to this
         Section 9.1(b), then holders of the Warrants and Warrants Stock shall be deemed not to have utilized their one-time right to participate in a registration by the Company of any of its securities. Notwithstanding the forgoing provisions, the Company may withdraw any registration statement referred to in this Section 9 without thereby incurring any liability to the Seller.

                           (c) As a condition of  registration  pursuant to this
         Section 9, the Company may require that this Warrant be exercised, to the extent of the Warrant Stock to be registered, prior to the filing of the registration statement in the event the Company's ability to use a Form S-3 or similar form of registration statement is conditioned upon the issuance of the stock to be registered prior to the filing of the registration statement. Prior to exercising its right to require the exercise of the Warrant contemplated by the preceding sentence, however, the Company shall use commercially reasonable efforts (which shall not require the Company to make any payment or to surrender any right) to effect such registration without requirement of any exercise of the Warrant, including trying to obtain the agreement of any underwriters participating in such registration to purchase the Warrants directly from the holders thereof for a purchase price equal to the price per Warrant Share at which such shares shall be offered to the public, less any underwriting commissions and less the Purchase Price.

                  9.2 Registration Procedures. If and whenever the Company is required by the provisions hereof to effect the registration of any shares of Warrant Stock under the Securities Act, the Company will, as expeditiously as possible:

                           (a) prepare and file with the Securities and Exchange Commission (the "Commission") a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby (determined as hereinafter provided):

                           (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified in paragraph (a) above and comply with the provisions of the Securities Act with respect to the disposition of all of the Warrant Stock covered by such registration statement in accordance with the Seller's intended method of disposition set forth in such registration statement for such period;

                           (c) furnish to the Seller,  and to each  underwriter,
         if any, such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the public sale or their disposition of the securities covered by such registration statement;

                           (d) use its best efforts to register or qualify the Seller's Warrant Stock covered by such registration statement under the securities or "blue sky" laws of such jurisdictions as the Seller or, in the case of an underwritten public offering, the managing underwriter reasonably shall request, provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

                           (e)  list  the   Warrant   Stock   covered   by  such
         registration statement with any securities exchange market system on which the Warrant Stock of the Company is then listed or traded;

                           (f) immediately notify the Seller and each underwriter, if any, at any time when a prospectus relating to the Warrant Stock is required to be delivered under the Securities Act, of the happening of any event of which the Company has knowledge as a result of which such prospectus, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

                           (g) make available for inspection by the Seller, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by the Seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by the Seller, underwriter, attorney, accountant or agent in connection with such registration statement.

                  For purposes of this Section 9, the period of distribution of securities in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it, or sooner if the managing underwriter consents, and the period of distribution of securities in any other registration shall be deemed to extend until the earlier of the sale of all securities covered thereby and 120 days after the effective date thereof.

                  In connection with each registration hereunder, the Seller will furnish to the Company, in writing such information, with respect to itself and the proposed distribution by it as reasonably shall be necessary in order to assure compliance with federal and applicable state securities laws. In connection with each registration pursuant to this Section 9 covering an underwritten public offering, the Company and the Seller agree to enter into a written agreement with the managing underwriter in such form and containing such provisions as are customary in the securities business for such an arrangement between such underwriter and companies of the Company's size and investment stature.

                  9.3 Expenses. All expenses incurred by the Company in complying with this Section 9, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars and costs of insurance are called "Registration Expenses." All underwriting discounts and selling commissions applicable to the sale of Warrant Stock, including any fees and disbursements of any special counsel to the Seller, are called "Selling Expenses."

                  The Company will pay all Registration Expenses in connection with up to two registration statements filed under this Section 9. All Selling Expenses in connection with each registration statement under this Section 9 shall be borne by the Seller in proportion to the number of shares sold by the Seller relative to the number of shares sold under such registration statement or as all sellers thereunder may agree.

                  9.4      Indemnification and Contribution.

                           (a) In the  event of a  registration  of any  Warrant
         Stock under the Securities Act pursuant to this Section 9, the Company will indemnify and hold harmless the Seller, each underwriter of such Warrant Stock thereunder and each other person, if any, who controls such Seller or underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which the Seller, or such underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Warrant Stock was registered under the Securities Act pursuant to this Section 9, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or arc based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Seller, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable to the provider of information giving rise to any claim in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any such Seller, the underwriter or any such controlling person about itself in writing specifically for use in such registration statement or prospectus.

                           (b) In the event of a registration of any of the Warrant Stock under the Securities Act pursuant to Section 9, the Seller will indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Warrant Stock was registered under the Securities Act pursuant to this Section 9, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or actions, provided, however, that the Seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such Seller, as such, furnished in writing to the Company by such Seller specifically for use in such registration statement or prospectus, and provided, further, however, that the liability of the Seller hereunder shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the public offering price of the Warrant Stock sold by the Seller under such registration statement bears to the total public offering price of all securities sold thereunder, but not in any event to exceed the proceeds received by the Seller from the sale of Warrant Stock covered by such registration statement.

                           (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any actions such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 9.4(c) and shall only relieve it from any liability which it may have to such indemnified party under this Section 9.4(c) if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 9.4(c) for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interest of the indemnifying party or if the indemnifying party shall not have assumed or undertaken the defense of such action with counsel reasonably satisfactory to such indemnified party, the indemnified party shall have the right to select one separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

                           (d) In  order  to  provide  for  just  and  equitable
         contribution to joint liability under the Securities Act in any case in which either (i) the Seller, or any controlling person of the Seller, makes a claim for indemnification pursuant to this Section 9.4 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this
         Section 9.4 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of the Seller or controlling person of the Seller in circumstances for which indemnification is provided under this Section 9.4; then, and in each such case, the Company and the Seller will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that the Seller is responsible for the portion represented by the percentage that the public offering price of its securities offered by the registration statement bears to the public offering price of all securities offered by such registration statement, and the Company is responsible for the remaining portion; provided, however, that, in any such case, (A) the Seller will not be required to contribute any amount in excess of the net proceeds received by such Seller from the sale of all such securities offered by it pursuant to such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 10(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

         10. Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of this Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

         11. Warrant Agent. The Company may, by written notice to the each holder of the Warrant, appoint an agent having an office in New York, NY for the purpose of issuing Warrant Stock (or Other Securities) on the exercise of this Warrant pursuant to Section 1, exchanging this Warrant pursuant to Section 8, and replacing this Warrant pursuant to Section 10, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

         12. Transfer on the Company's Books. Until this Warrant is transferred on the books of the Company, the Company may treat the registered holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

         13. Notices, etc. All notices and other communications from the Company to the Holder shall be mailed by first class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by the Holder or, until the Holder furnishes to the Company an address, then to, and at the address of, the last Holder of this Warrant who has so furnished an address to the Company. Notices shall be deemed given 48 hours after mailing.

         14. Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be construed and enforced in accordance with and governed by the laws of New York. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.


         IN WITNESS WHEREOF, the Company has executed this Warrant under seal as of the date first written above.


                                    BOUNDLESS CORPORATION



                                    By:
                                       -------------------------------
                                    Title:  Vice President


Witness:


By:
   --------------------------

                                                                       Exhibit A


                              FORM OF SUBSCRIPTION
                   (To be signed only on exercise of Warrant)

TO: BOUNDLESS CORPORATION

         The undersigned, the Holder of the within Warrant, hereby irrevocably elects to exercise this Warrant for, and to purchase thereunder, shares of Warrant Stock of Boundless Corporation and herewith makes payment of $ therefor by [delivery of a check in such amount] [hereby instructing Boundless Corporation to deduct from the enclosed Warrant a number of shares of Warrant
Stock having an aggregate  Fair Market  Value equal to  $              as of the
date hereof, which amount represents the Purchase Price for the shares for which
the within Warrant is hereby  exercised,  and which is equal to        shares of
Warrant Stock], and requests that the certificates for such shares be issued in the name of, and delivered to whose address is.


Dated:




                                             -----------------------------------
                                             (Signature must conform to name of
                                              Holder as specified on the face of
                                              the Warrant)




                                             (Address)


                                             -----------------------------------

                                             -----------------------------------

                                             -----------------------------------

                                                                       Exhibit B


                         FORM OF TRANSFEROR ENDORSEMENT
                   (To be signed only on transfer of Warrant)

         For value received, the undersigned hereby sells, assigns, and transfers unto the person(s) named below under the heading "Transferees" the right represented by the within Warrant to purchase the percentage and number of shares of Warrant Stock of Boundless Corporation to which the within Warrant relates specified under the headings "Percentage Transferred" and "Number Transferred", respectively, opposite the name(s) of such person(s) and appoints each such person Attorney to transfer its respective right on the books of Boundless Corporation with full power of substitution in the premises.



Transferees                   Percentage Transferred          Number Transferred
-----------                   ----------------------          ------------------










Dated:



                                                  ------------------------------
                                                 (Signature must conform to name
                                                  of Holder as specified on the
                                                  face of the warrant)

Signed in the presence of:



---------------------------------
(Name)

(Address)

------------------------------

------------------------------

------------------------------


ACCEPTED AND AGREED:



---------------------------------
[TRANSFEREE]

(Address)


------------------------------

------------------------------

------------------------------



---------------------------------
(Name)

(Address)

---------------------------------

---------------------------------

---------------------------------